UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 24, 2001

VINEYARD NATIONAL BANCORP
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	0-20862	33-0309110
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9590 Foothill Boulevard, Rancho Cucamonga, California 91730
(Address of principal executive offices)

(909) 987-0177
(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS
SIGNATURES
EXHIBITS
EXHIBIT 99.1

Item 5. OTHER EVENTS

The Registrant issued a press release in connection with the issuance of trust preferred securities. The press release is included as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 24, 2001	By:	/s/ Norman Morales

Norman Morales President and Chief Executive Officer

EXHIBITS

99.1	Press Release announcing the issuance of trust preferred securities.